UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of earliest event reported):
                                 April 29, 2003

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                       1-16811                        25-1897152
 --------------             ----------------------           -------------------
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

    600 Grant Street, Pittsburgh, PA                             15219-2800
 --------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)

                                 (412) 433-1121
                          ------------------------------
                         (Registrant's telephone number,
                              including area code)

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2

Item 5. Other Events

United States Steel Corporation is filing the April 29, 2003 United States Steel Corporation Earnings Release. Attached is a copy of the release in substantially the form released.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1    United States Steel Corporation Earnings Release

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By /s/ Larry G. Schultz
   --------------------
   Larry G. Schultz
   Vice President and Controller

Dated: April 29, 2003